Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Capital City Energy Group, Inc. do hereby certify that:

(a)
 The Form 10-Q of Capital City Energy Group, Inc. for the period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Capital City Energy Group, Inc.

Dated:  May 20, 2008                                                                                           /s/ Timothy W. Crawford
Timothy W. Crawford
Chief Executive Officer

Dated:  May 20, 2008                                                                                           /s/ David Beule
David Beule
Chief Financial Officer